                         SOCIALLY RESPONSIVE PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0102 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

   JANET PRINDLE, PORTFOLIO MANAGER
   In the second half of 2000, the Federal Reserve Board finally managed to slow down the rampaging economy. Unfortunately, it came to a much more abrupt halt than anyone anticipated. Third quarter earnings warnings were followed by generally disappointing reported results and more fourth quarter earnings "confessions." The summer rally was quickly extinguished and stocks began to retreat. Sectors with higher valuations, most notably technology, were the biggest casualties.
   Although more fundamentally attractive stocks held up relatively well, the AMT Socially Responsive Portfolio closed the year with a modest loss of 1.61%, materially outperforming the S&P 500, which fell 9.10%, but under-performing the Russell 1000 Value Index, which gained 7.02%.(1) We are always disappointed when the portfolio does not generate a positive return. However, we are proud of the fact that we were able to protect most shareholder capital during the worst year for the S&P 500 since 1974. Value investing worked. Going forward, we believe investors are less likely to repeat the mistakes of the recent past. In the years ahead, we believe the market will be driven by fundamentals rather than hyperbole, and that our brand of value investing will be productive.
   Our energy investments (14.4% of total equity market value as of December 31, 2000) had the most favorable impact on portfolio performance this year. Exploration and production companies, oil services, and the integrated oils all contributed as energy prices soared to ten-year peaks. Our bias toward natural gas producers, the most environmentally friendly fossil fuel, was particularly productive. Energy inventories are still low and capacity remains constrained. Although energy prices are off this year's peaks and may trend modestly lower next year, we believe they will stabilize at levels that will allow energy companies to remain solidly profitable.
   Our financial services holdings (20.7% of total equity market value) also excelled. Property and casualty insurance companies were among the biggest winners. Previous years' intense price competition had severely depressed P&C insurers' earnings and stock prices. As pricing firmed this year, they recovered. We believe quality property and casualty insurers are still in the early stages of what should be an extended pricing and profit up-cycle.
   Our health care investments (11.4% of total equity market value) performed well. We owned one of the leading biotechnology companies, a large healthcare services provider, and several of the major pharmaceutical companies, which did especially well later in the year as investors gravitated to recession resistant industry groups. The drug stocks are no longer exceptional fundamental bargains. However, we believe investors will continue to favor businesses that can sustain earnings growth in a much less vibrant economy.
   The portfolio's exposure to technology (10.9% of total equity market value) penalized returns. We focused on the most reasonably valued tech sectors, and in general, owned large, financially robust companies. Unfortunately, these stocks were not spared during the big tech retreat in the fourth quarter. Among our biggest losers were leading semiconductor companies and personal computer makers. Growth in these consumer oriented tech sectors was jeopardized, in part, by lower consumer spending resulting from stock market losses-the reverse of the "wealth effect" that had emboldened consumers in recent years. Our investments in consumer cyclical companies (9.2% of total equity market value), most notably retailers, suffered for the same reason. We anticipate that Federal Reserve interest rate cuts will take hold in the year ahead, the consumer should regain confidence, and consumer oriented market sectors should recover.

   We are cautiously optimistic regarding the short term prospects for equities. We don't think the economy will go into recession, but economic growth may be relatively anemic for several quarters. Although stock prices have come down substantially, valuations remain somewhat rich relative to diminished earnings prospects in a weaker economy. Also, although the Federal Reserve has reversed course and will likely continue to cut interest rates in the months ahead, it may take longer than expected for the economy to respond. We believe value investing will prove its merit in this uncertain economic and market environment. Looking farther ahead, we think the economy will begin to regain momentum in the second half of 2001. The stock market should stabilize and investor sentiment should improve. We believe the next market advance will be led by companies with stable earnings growth and solid fundamental value--the kind of stocks value investors like us favor.
   In closing, as prudent investors know, preserving capital in down markets is every bit as important as generating returns in up markets. We are pleased to have protected most of our shareholders' capital in this year's distressed stock market environment. Looking ahead to better days, we are confident our brand of value investing will generate satisfactory returns. Our policy of investing only in socially responsive companies provides shareholders with the additional reward of playing a meaningful role in creating a better America.

Sincerely,

/s/ Janet W. Prindle
Janet Prindle
PORTFOLIO MANAGER

(1) -1.61% and 7.02% were the total returns for the 1-year and since inception (2/18/99) periods ended December 31, 2000. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed may be worth more or less than original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

(2)The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SOCIALLY RESPONSIVE  RUSSELL 1000-REGISTERED
               PORTFOLIO          TRADEMARK- VALUE      S&P 500
2/18/99               $10,000                  $10,000  $10,000
6/30/99               $11,500                  $11,487  $11,277
12/31/99              $11,540                  $10,925  $12,146
6/30/00               $10,999                  $10,463  $12,094
12/31/00              $11,355                  $11,691  $11,041

AVERAGE ANNUAL TOTAL RETURN (1)
                                 SOCIALLY RESPONSIVE  RUSSELL 1000-REGISTERED
                                      PORTFOLIO         TRADEMARK- VALUE(2)    S&P 500(2)
1 YEAR                                        -1.61%                   +7.02%      -9.10%
LIFE OF FUND                                  +7.02%                   +8.71%      +5.43%

   Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") commenced operations on 2/18/99.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

       Number                                                 Market
      of Shares                                              Value(1)
---------------------                                       ----------
                        COMMON STOCKS (94.6%)
BANKING (3.4%)
         2,550          Dime Bancorp                        $   75,384
                                                            ----------
COMMUNICATIONS (2.1%)
         1,095          Comcast Corp. Class A Special           45,716(2)
                                                            ----------
CONSUMER GOODS & SERVICES (6.0%)
           910          Kimberly-Clark                          64,328
         1,630          Marriott International                  68,867
                                                            ----------
                                                               133,195
                                                            ----------
DIVERSIFIED (9.5%)
           860          Danaher Corp.                           58,803
           700          Minnesota Mining & Manufacturing        84,350
         1,210          Tyco International                      67,155
                                                            ----------
                                                               210,308
                                                            ----------
ENERGY (10.0%)
           860          BP Amoco ADR                            41,173
           900          Calpine Corp.                           40,556(2)
         2,060          KeySpan Corp.                           87,293
           635          Schlumberger Ltd.                       50,760
                                                            ----------
                                                               219,782
                                                            ----------
FINANCIAL SERVICES (15.6%)
           850          Allmerica Financial                     61,625
         1,150          Chase Manhattan                         52,253
         2,066          Citigroup Inc.                         105,527
         1,030          Hartford Financial Services Group       72,744
           650          Morgan Stanley Dean Witter              51,513
                                                            ----------
                                                               343,662
                                                            ----------
HEALTH CARE (13.7%)
           700          Amgen Inc.                              44,757(2)
         1,030          Bristol-Myers Squibb                    76,156
         2,580          IMS Health                              69,660
           350          Johnson & Johnson                       36,772
         1,225          Pfizer Inc.                             56,350
           170          Wellpoint Health Networks               19,593(2)
                                                            ----------
                                                               303,288
                                                            ----------
OIL & GAS (12.9%)
         1,635          Anadarko Petroleum                     116,216
           755          Cooper Cameron                          49,877(2)

       Number                                                 Market
      of Shares                                              Value(1)
---------------------                                       ----------
           820          Enron Corp.                         $   68,163
           870          Nabors Industries                       51,460(2)
                                                            ----------
                                                               285,716
                                                            ----------
PUBLISHING & BROADCASTING (1.9%)
         1,360          Valassis Communications                 42,925(2)
                                                            ----------
RETAIL (4.1%)
           560          Safeway Inc.                            35,000(2)
         1,725          Target Corp.                            55,631
                                                            ----------
                                                                90,631
                                                            ----------
TECHNOLOGY (10.7%)
           777          Agilent Technologies                    42,541(2)
           905          America Online                          31,494(2)
         1,840          Compaq Computer                         27,692
         1,390          Hewlett-Packard                         43,872
           430          IBM                                     36,550
         1,750          Intel Corp.                             52,937
                                                            ----------
                                                               235,086
                                                            ----------
TELECOMMUNICATIONS (4.7%)
         1,165          SBC Communications                      55,629
         3,445          WorldCom, Inc.                          48,230
                                                            ----------
                                                               103,859
                                                            ----------
                        TOTAL COMMON STOCKS
                        (COST $1,878,282)                    2,089,552
                                                            ----------
      PRINCIPAL
       AMOUNT
-------------------
                        U.S. GOVERNMENT AGENCY SECURITIES
                        (11.3%)
      $250,000          Federal Home Loan Bank, 6.18%,
                        due 1/3/01  (COST $249,914)            249,914(3)
                                                            ----------
                        TOTAL INVESTMENTS (105.9%)
                        (COST $2,128,196)                    2,339,466(4)
                        Liabilities, less cash,
                        receivables and other assets
                        [(5.9%)]                              (130,718)
                                                            ----------
                        TOTAL NET ASSETS (100.0%)           $2,208,748
                                                            ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost,which approximates market value.
4) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $2,141,882. Gross unrealized appreciation of investments was $344,648 and gross unrealized depreciation of investments was $147,064, resulting in net unrealized appreciation of $197,584, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                               December 31,
                                                                   2000
                                                               ------------
ASSETS
      Investments in securities, at market value (Cost
       $2,128,196) (Note A) -- see Schedule of Investments      $2,339,466
      Cash                                                          63,926
      Receivable for Fund shares sold                                1,702
      Receivable from administrator -- net (Note B)                  1,339
      Dividends receivable                                             797
      Prepaid expenses and other assets                                103
                                                               ------------
                                                                 2,407,333
                                                               ------------
LIABILITIES
      Payable for securities purchased                             193,663
      Accrued expenses                                               3,957
      Payable to investment manager (Note B)                           965
                                                               ------------
                                                                   198,585
                                                               ------------
NET ASSETS at value                                             $2,208,748
                                                               ------------

NET ASSETS consist of:
      Par value                                                 $      198
      Paid-in capital in excess of par value                     2,111,284
      Accumulated net realized losses on investments              (114,004)
      Net unrealized appreciation in value of investment
       securities                                                  211,270
                                                               ------------
NET ASSETS at value                                             $2,208,748
                                                               ------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)               197,815
                                                               ------------

NET ASSET VALUE, offering and redemption price per share            $11.17
                                                               ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                  For the
                                                                    Year
                                                                   Ended
                                                                December 31,
                                                                    2000
                                                                ------------
INVESTMENT INCOME
    Income:
      Interest income                                               $6,374
      Dividend income                                               14,480
      Foreign taxes withheld (Note A)                                  (84)
                                                                ------------
        Total income                                                20,770
                                                                ------------
    Expenses:
      Custodian fees (Note B)                                       16,605
      Investment management fee (Note B)                             9,484
      Shareholder reports                                            8,714
      Administration fee (Note B)                                    5,165
      Legal fees                                                       399
      Trustees' fees and expenses                                      141
      Auditing fees                                                     99
      Miscellaneous                                                  3,255
                                                                ------------
        Total expenses                                              43,862
      Expenses reimbursed by administrator and reduced by
       custodian fee expense offset arrangement (Note B)           (17,319)
                                                                ------------
        Total net expenses                                          26,543
                                                                ------------
        Net investment loss                                         (5,773)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities sold               (114,004)
    Change in net unrealized appreciation (depreciation) of
     investment securities                                         109,779
                                                                ------------
        Net loss on investments                                     (4,225)
                                                                ------------
        Net decrease in net assets resulting from operations       $(9,998)
                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                     Period from
                                                                                  February 18, 1999
                                                                   Year             (Commencement
                                                                   Ended          of Operations) to
                                                               December 31,         December 31,
                                                                   2000                 1999
                                                               ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)                                $   (5,773)           $    2,995
    Net realized gain (loss) on investments                       (114,004)               15,761
    Change in net unrealized appreciation (depreciation) of
      investments                                                  109,779               101,491
                                                               ------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                    (9,998)              120,247
                                                               ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (3,679)                   --
    Net realized gain on investments                               (15,944)                   --
                                                               ------------------------------------
    Total distributions to shareholders                            (19,623)                   --
                                                               ------------------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold                                    1,455,741             1,846,611
    Proceeds from reinvestment of dividends and
      distributions                                                 19,623                    --
    Payments for shares redeemed                                  (584,527)             (619,326)
                                                               ------------------------------------
    Net increase from Fund share transactions                      890,837             1,227,285
                                                               ------------------------------------
NET INCREASE IN NET ASSETS                                         861,216             1,347,532
NET ASSETS:
    Beginning of period                                          1,347,532                    --
                                                               ------------------------------------
    End of period                                               $2,208,748            $1,347,532
                                                               ------------------------------------
    Accumulated undistributed net investment income at end
      of period                                                 $       --            $    2,995
                                                               ------------------------------------

NUMBER OF FUND SHARES:
    Sold                                                           130,860               171,393
    Issued on reinvestment of dividends and distributions            1,914                    --
    Redeemed                                                       (51,690)              (54,662)
                                                               ------------------------------------
    Net increase in shares outstanding                              81,084               116,731
                                                               ------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Socially Responsive Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Socially Responsive Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Socially Responsive Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($100,182 expiring in 2008, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the Fund had no securities on loan to Morgan.
8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2000, such excess expenses amounted to $14,815. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2000, the Fund has not reimbursed Management.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,504.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities) of $2,268,459 and $1,506,885, respectively.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $3,780, of which Neuberger received $3,346, and other brokers received $434.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Socially Responsive Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                              Year                  Period from
                                                                             Ended            February 18, 1999(3) to
                                                                          December 31,             December 31,
                                                                              2000                     1999
                                                                         --------------------------------------------
Net Asset Value, Beginning of Year                                              $11.54                     $10.00
                                                                         --------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                                  (.04)                       .03
    Net Gains or Losses on Securities (both realized and
 unrealized)                                                                      (.17)                      1.51
                                                                         --------------------------------------------
      Total From Investment Operations                                            (.21)                      1.54
                                                                         --------------------------------------------
Less Distributions
    Dividends (from net investment income)                                        (.03)                        --
    Distributions (from net capital gains)                                        (.13)                        --
                                                                         --------------------------------------------
      Total Distributions                                                         (.16)                        --
                                                                         --------------------------------------------
Net Asset Value, End of Year                                                    $11.17                     $11.54
                                                                         --------------------------------------------
Total Return(4)                                                                  -1.61%                    +15.40%(5)
                                                                         --------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                                         $2.2                       $1.3
                                                                         --------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(6)                              1.68%                      1.68%(7)
                                                                         --------------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)                                1.54%                      1.53%(7)
                                                                         --------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                                           (.33)%                      .35%(7)
                                                                         --------------------------------------------
    Portfolio Turnover Rate                                                         92%                        72%
                                                                         --------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Socially Responsive Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                  Year           Period from
                                                                  Ended       February 18, 1999
                                                              December 31,     to December 31,
                                                                  2000              1999
-----------------------------------------------------------------------------------------------
NET EXPENSES                                                      2.40%             9.04%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001